Exhibit 10.5


WHEN RECORDED RETURN TO:
Katten Muchin Rosenman LLP
525 W. Monroe Street
Chicago, Illinois 60661
Attn:      Mark D. Wood Esq.


                     MORTGAGE, DEED OF TRUST, ASSIGNMENT OF
          PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING
                                   STATEMENT

                                      FROM

                SONTERRA RESOURCES, INC., a Delaware corporation

                                       TO
                        WALTER H. WALNE, III, AS TRUSTEE

                               FOR THE BENEFIT OF

                          VIKING ASSET MANAGEMENT, LLC

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

A CARBON, PHOTOGRAPHIC, FACSIMILE OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE TRUSTEE OR THE MORTGAGEE TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR UNDER THIS INSTRUMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF MORTGAGED PROPERTY.

THIS INSTRUMENT COVERS AS-EXTRACTED COLLATERAL, MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS), AND ACCOUNTS RESULTING FROM THE SALE OF AS-EXTRACTED COLLATERAL, AND WHICH WILL BE FINANCED AT THE WELLHEADS OF THE WELL OR WELLS LOCATED ON THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO. THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF THE COUNTY RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO. THE MORTGAGOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A ATTACHED HERETO.

PORTIONS OF THE MORTGAGED PROPERTY ARE GOODS WHICH ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN EXHIBIT A HERETO. THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD OR RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED. THE MORTGAGOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED. THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.

                                TABLE OF CONTENTS
                                -----------------


ARTICLE I

  Grant of Lien and Indebtedness Secured......................................1
  Section 1.01     Grant of Liens.............................................1
  Section 1.02     Grant of Security Interest.................................4
  Section 1.03     Indebtedness Secured.......................................5
  Section 1.04     Fixture Filing, Etc........................................5
  Section 1.05     Defined Terms..............................................5

ARTICLE II

  Assignment of Production, Accounts and Proceeds.............................6
  Section 2.01     Assignment.................................................6
  Section 2.02     [Reserved].................................................7
  Section 2.03     No Modification of Payment Obligations.....................7
  Section 2.04     Effectuating Payment of Production Proceeds to
                   Mortgagee..................................................7
  Section 2.05     Application of Production Proceeds.........................7
  Section 2.06     Release from Liability; Indemnification....................7

ARTICLE III

  Representations, Warranties and Covenants...................................8
  Section 3.01     Title......................................................8
  Section 3.02     Defend Title...............................................9
  Section 3.03     Not a Foreign Person......................................10
  Section 3.04     Rentals, Taxes, Insurance and Fees Paid;  Leases in
                   Effect....................................................10
  Section 3.05     Operation By Third Parties................................10
  Section 3.06     Failure to Perform........................................10
  Section 3.07     Sale......................................................10
  Section 3.08     Sale of Production........................................10
  Section 3.09     Operation of Mortgaged Property...........................11
  Section 3.10     Suits and Claims..........................................13
  Section 3.11     Environmental.............................................13
  Section 3.12     Not Abandon Wells; Participate in Operations..............14
  Section 3.13     Condemnation Awards.......................................15
  Section 3.14     Insurance.................................................15
  Section 3.15     Compliance with Leases....................................15
  Section 3.16     Further Assurance.........................................16
  Section 3.17     Name and Place of Business................................16
  Section 3.18     Compliance with Laws and Agreements.......................16
  Section 3.19     Inspection; Management....................................17

ARTICLE IV

  Rights and Remedies........................................................17
  Section 4.01     Event of Default..........................................17
  Section 4.02     Foreclosure and Sale......................................17
  Section 4.03     Agents....................................................19

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

  Section 4.04     Judicial Foreclosure; Receivership........................19
  Section 4.05     Foreclosure for Installments..............................20
  Section 4.06     Separate Sales............................................20
  Section 4.07     Possession of Mortgaged Property..........................20
  Section 4.08     Occupancy After Foreclosure...............................20
  Section 4.09     Remedies Cumulative, Concurrent and Nonexclusive..........21
  Section 4.10     No Release of Obligations.................................21
  Section 4.11     Release of and Resort to Collateral.......................21
  Section 4.12     Waiver of Redemption, Notice and Marshalling of
                   Assets, Etc...............................................21
  Section 4.13     Discontinuance of Proceedings.............................22
  Section 4.14     Application of Proceeds...................................22
  Section 4.15     Resignation of Operator...................................22
  Section 4.16     Indemnity.................................................22

ARTICLE V

  Trustee....................................................................23
  Section 5.01     Duties, Rights, and Powers of Trustee.....................23
  Section 5.02     Successor Trustee.........................................23
  Section 5.03     Retention of Moneys.......................................24

ARTICLE VI

  Miscellaneous..............................................................24
  Section 6.01     Instrument Construed as Mortgage, Etc.....................24
  Section 6.02     Release of Mortgage.......................................24
  Section 6.03     Severability..............................................24
  Section 6.04     Successors and Assigns of Parties.........................25
  Section 6.05     Satisfaction of Prior Encumbrance.........................25
  Section 6.06     Subrogation of Trustee....................................25
  Section 6.07     Nature of Covenants.......................................25
  Section 6.08     Notices...................................................25
  Section 6.09     Counterparts..............................................25
  Section 6.10     Effective as a Financing Statement........................25
  Section 6.11     No Impairment of Security.................................26
  Section 6.12     Acts Not Constituting Waiver..............................26
  Section 6.13     Mortgagor's Successors....................................26
  Section 6.14     Certain Consents..........................................26
  Section 6.15     Governing Law.............................................27
  Section 6.16     Exculpation Provisions....................................27
  Section 6.17     FINAL AGREEMENT...........................................27
  Section 6.18     Subrogation; Prior Mortgages..............................27
  Section 6.19     Compliance with Usury Laws................................28
  Section 6.20     Certain Obligations of Mortgagor..........................28
  Section 6.21     Authority of Mortgagee....................................28

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

                     MORTGAGE, DEED OF TRUST, ASSIGNMENT OF
                     --------------------------------------
     PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT
     ----------------------------------------------------------------------

         This MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (this "Mortgage") is entered into as of the Effective Date (as hereinafter defined) by SONTERRA RESOURCES, INC., a Delaware corporation, whose address for notice is 300 East Sonterra Boulevard, Suite 1220, San Antonio, Texas ("Mortgagor"), to [_________], as Trustee, whose address for notice is [_________] ("Trustee"), for the benefit of VIKING ASSET MANAGEMENT, LLC, a California limited liability company, 600 Montgomery Street, 44th Floor, San Francisco, CA 94111, on its own behalf and in its capacity as collateral agent for the benefit of the holders of the Notes (as defined below) (together with its successors and assigns, the "Mortgagee").

                                R E C I T A L S:
                                - - - - - - - -

         A. Pursuant to that certain Amended and Restated Securities Purchase Agreement dated as of August 3, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), among Mortgagor, the Principals (as defined therein) and THE LONGVIEW FUND, L.P., a California limited partnership with its principal offices located at 600 Montgomery Street, 44th Floor, San Francisco, CA 94111 ("Buyer"), Buyer will purchase from the Mortgagor (i) certain senior secured notes (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the "Equity Acquisition Notes") in the principal amount of $5,990,010, and (ii) certain additional senior secured notes (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the "Non-Equity Acquisition Notes" and, together with the Equity Acquisition Notes, the "Notes").

         B. Mortgagor has agreed that all of the Indebtedness (as defined in Section 1.03 hereof) is intended to be secured in part by this Mortgage and this Mortgage is to be recorded in those jurisdictions as set forth on Exhibit A of this Mortgage.

         C. Buyer has conditioned its obligation to purchase the Notes upon the execution and delivery by Mortgagor of this Mortgage, and Mortgagor has agreed to enter into this Mortgage.

         THEREFORE, in order to comply with the terms and conditions of the Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees with Trustee and Mortgagee as follows:

                                   ARTICLE I
                     Grant of Lien and Indebtedness Secured
                     --------------------------------------

         Section 1.01 Grant of Liens. To secure payment of the Indebtedness and the performance of the covenants and obligations herein contained and contained in the Purchase Agreement and any other Loan Document to which Mortgagor is a party, Mortgagor does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, PLEDGE, HYPOTHECATE, TRANSFER and CONVEY unto Trustee and Trustee's successors and substitutes in trust hereunder, WITH A POWER OF SALE, for the use

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

and benefit of Mortgagee, the real and personal property, rights, titles, interests and estates described in the following paragraphs (a) through (g) (collectively called the "Mortgaged Property"):

         (a) All estates now owned or hereafter acquired by Mortgagor in and to the oil and gas leases and/or oil, gas and other mineral leases, other mineral properties, mineral servitudes and/or mineral rights, "as extracted collateral" as defined in the Applicable UCC (as defined in Section 1.02) and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibit A hereto without regard to any limitations as to specific lands or depths that may be set forth in Exhibit A (collectively called the "Hydrocarbon Property") or which Hydrocarbon Property is otherwise referred to herein, and specifically, but without limitation, the undivided interests of Mortgagor which are more particularly described on attached Exhibit A.

         (b) All estates now owned or hereafter acquired by Mortgagor in and to (i) the properties now or hereafter pooled or unitized with any Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and designations, orders or declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Hydrocarbon Property including, without limitation, those units which may be described or referred to on attached Exhibit A; (iii) all operating agreements, production sales or other contracts, processing agreements, transportation agreements, gas balancing agreements, farmout agreements, farm-in agreements, salt water disposal agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Mortgage or which relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property described or referred to herein or on attached Exhibit A or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons (as defined in Section 1.01(c) hereof) from or attributable to such Hydrocarbon Property or interests; (iv) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Hydrocarbon Property, the Hydrocarbons, or any other item of Hydrocarbon Property which are in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data; and (v) the Hydrocarbon Property described on attached Exhibit A and covered by this Mortgage even though Mortgagor's interests therein be incorrectly described or a description of a part or all of such Hydrocarbon Property or Mortgagor's interests therein be omitted; it being intended by Mortgagor and Mortgagee herein to cover and affect hereby all interests which Mortgagor may now own or may hereafter acquire in and to the Hydrocarbon Property notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests.

         (c) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the "Hydrocarbons") in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbons, the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein.

         (d) All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Property, and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Mortgagor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working, extraction, treatment, marketing, gathering, transmission or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, goods, inventory, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

         (e) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by Mortgagor or by anyone on Mortgagor's behalf; and Trustee or Mortgagee is hereby authorized to receive the same at any time as additional security hereunder.

         (f) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including, without limitation, the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Liens to which any of the Hydrocarbon Property rights, titles, interests or estates are subject, or otherwise; all rights of Mortgagor to liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided in ss.9.343 of the Applicable UCC, as amended from time to time, any other statute enacted in the jurisdiction in which the Hydrocarbon Property is located or statute made applicable to the Hydrocarbon Property under federal law (or some combination of federal and state law); together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests or estates.

         (g) All accounts, contract rights, inventory, choses in action (i.e., rights to enforce contracts or to bring claims thereunder), commercial tort claims, general intangibles, insurance contracts and insurance proceeds (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) and all proceeds and products of all such portions of the Hydrocarbon Property and payments in lieu of production, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets and regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof, including, without limitation, "take or pay" payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a gas balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Mortgagor as a result of Mortgagor (and/or its predecessors in title) taking or having taken less gas from lands covered by a Hydrocarbon Property (or lands pooled or unitized therewith) than its ownership of such Hydrocarbon Property would entitle it to receive.

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

         (h) Without limitation of the generality of the foregoing, any rights and interests of Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to crude oil, natural gas or other Hydrocarbons, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor.

         (i) All licenses, permits and other regulatory approvals held by Mortgagor relating to the Mortgaged Property.

         (j) All proceeds of all of the rights, titles and interests of Mortgagor described in the foregoing paragraphs (a) through (i) whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, payment intangibles, general intangibles, fixtures, real/immovable property, personal/movable property or other assets.

         (k) In addition to the rights granted to Trustee and/or Mortgagee in Section 1.01(f) of this Mortgage, any and all liens, security interests, financing statements or similar interests of Mortgagor attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by any statutory provision, judicial decision or otherwise.

         (l) All of Mortgagor's rights and interests pursuant to the provisions of ss.9.343 of the Applicable UCC and of any similar state or local jurisdiction statute in any state wherein the Mortgaged Property is located, hereby vesting in Trustee and/or Mortgagee all of Mortgagor's rights as an interest owner to the continuing security interest in and liens upon the Mortgaged Property.

         Any fractions or percentages specified on attached Exhibit A in referring to Mortgagor's interests are solely for purposes of the warranties made by Mortgagor pursuant to Sections 3.01 and 3.05 hereof and shall in no manner limit the quantum of interest affected by this Section 1.01 with respect to any Hydrocarbon Property or with respect to any unit or well identified on said Exhibit A.

         TO HAVE AND TO HOLD the Mortgaged Property unto Trustee and to its successors and assigns forever to secure the payment of the Indebtedness and to secure the performance of the covenants, agreements, and obligations of Mortgagor herein contained.

         Section 1.02 Grant of Security Interest. To further secure the Indebtedness, Mortgagor hereby grants to Mortgagee a security interest in and to the Mortgaged Property (whether now or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, contract rights, general intangibles, insurance contracts, insurance proceeds, inventory, Hydrocarbons, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the Uniform Commercial Code presently in effect in the jurisdiction in which the Mortgaged Property is situated ("Applicable UCC"), including the proceeds and products from any and all of such personal property. Upon the happening of any of the Events of Default (as defined in Section 4.01), Mortgagee is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Applicable UCC with reference to the personal property and fixtures in which Mortgagee has been granted a security interest herein, or Trustee or Mortgagee may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Mortgage in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to Trustee or Mortgagee under any other provision of this Mortgage or under any other security instrument. Written notice mailed to Mortgagor as provided herein at least five (5) Business Days prior to the date of public sale of any part of the Mortgaged Property which is personal property subject to the provisions of the Applicable UCC, or prior to the date after which private sale of any such part of the Mortgaged Property will be made, shall constitute reasonable notice. Except as otherwise expressly provided in this Mortgage, all terms in this Mortgage relating to the Mortgaged Property and the grant of the foregoing security interest which are defined in the Applicable UCC shall have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Applicable UCC, as those meanings may be amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Applicable UCC have, at all times, the broadest and most inclusive meanings possible.

         Section 1.03 Indebtedness Secured. This Mortgage is executed and delivered by Mortgagor to secure and enforce the following (the "Indebtedness"):

         (a) Payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor pursuant to the Purchase Agreement.

         (b) Payment of and performance of any and all other indebtedness, obligations and liabilities of Mortgagor and any direct or indirect subsidiary of Mortgagor (collectively, the "Mortgagor Parties" and each, individually, a "Mortgagor Party") pursuant to the Purchase Agreement, the Notes, the other Security Documents (as defined in the Notes) and all of the other agreements, documents and instruments contemplated thereby and executed in connection therewith (collectively, the "Loan Documents"), including, without limitation,
(i) principal and interest (including without limitation, interest accruing subsequent to the filing of a petition or other action concerning bankruptcy or other similar proceeding, whether or not an allowed claim) on the Notes, (ii) reimbursement obligations under any letters of credit, (iii) obligations under any hedging agreements with Buyer or its affiliates, and (iv) obligations owing under any other Loan Document; and all renewals, extensions, rearrangements and/or other modifications of any of the foregoing.

         (c) Any sums which may be advanced or paid by Mortgagee, Trustee or Buyer under the terms hereof or under any other Loan Document on account of the failure of Mortgagor or any other Mortgagor Party to comply with the covenants contained herein or in any other Loan Document; and all other indebtedness of the Mortgagor Parties arising pursuant to the provisions of the Loan Documents, this Mortgage and any other documents or instruments executed in connection therewith.

         (d) Without limiting the generality of the foregoing, all post-petition interest, expenses and other duties and liabilities with respect to indebtedness or other obligations described above in this Section 1.03, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

         Section 1.04 Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on attached Exhibit A; (ii) the security interests created hereby under applicable provisions of the Applicable UCC will attach to Hydrocarbons (minerals including oil and gas), as extracted collateral or the accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein; (iii) this Mortgage is to be filed of record in the real estate records as a financing statement, and (iv) Mortgagor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.

         Section 1.05 Defined Terms. Any capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning assigned to such term in the Purchase Agreement.

                                   ARTICLE II
                 Assignment of Production, Accounts and Proceeds
                 -----------------------------------------------

         Section 2.01 Assignment. Mortgagor has absolutely and unconditionally assigned, transferred, and conveyed, and does hereby absolutely and unconditionally assign, transfer and convey unto Mortgagee, its successors and assigns, all of the Hydrocarbons and all products obtained or processed therefrom, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all accounts arising therefrom or in connection therewith and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements (all of the foregoing, the "Production Proceeds"), together with the immediate and continuing right, subject to the remaining provisions of this Section 2.01 and of Section 4(r) of the Purchase Agreement, to collect and receive such Production Proceeds. The Hydrocarbons and products are to be delivered into pipe lines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of Mortgagee (to the extent of the Mortgagor's interest therein); and all Production Proceeds shall initially be deposited into a Deposit Account (as defined in the Security Agreement) subject to an Account Control Agreement (as defined in the Security Agreement). No party paying any Production Proceeds shall have any duty or obligation to inquire into any of the rights of Mortgagee under this Section 2.01, what application is made of the Production Proceeds, or as to any other matter. Mortgagor directs and instructs any and all purchasers of any Hydrocarbons to pay to such Deposit Accounts all of the Production Proceeds accruing to Mortgagor's interest until such time as such purchasers have been furnished with evidence that all Indebtedness has been paid in full in cash and that this Mortgage has been released. Mortgagor agrees that no purchasers of the Hydrocarbons shall have any responsibility for the application of any funds paid to Mortgagee. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfer orders and division orders, and other instruments as may be required or desired by Mortgagee or any party in order to have the Production Proceeds paid to Mortgagee. Without limiting the generality of the foregoing, upon the occurrence and during the continuation of an Event of Default, Mortgagee is fully authorized to receive and receipt for the Production Proceeds; to endorse and cash any and all checks and drafts payable to the order of Mortgagor or Mortgagee for the account of Mortgagor received from or in connection with the Production Proceeds and, in accordance with Section 4.5(b) of the Security Agreement, to hold the Production Proceeds in a bank account as additional collateral securing the Indebtedness; and to execute transfer and division orders in the name of Mortgagor, or otherwise, with warranties binding Mortgagor. All Production Proceeds received by Mortgagee pursuant to this
Section 2.01 after an Event of Default has occurred shall be applied as provided in the other Loan Documents. Mortgagee shall not be liable for any delay, neglect or failure to effect collection of any Production Proceeds or to take any other action in connection therewith or hereunder; but Mortgagee shall have the right, exercisable at its election at any time after an Event of Default has occurred and is continuing, in the name of Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Mortgagee in order to collect such funds and to protect the interests of Mortgagee and/or Mortgagor, with all reasonable costs, expenses and attorneys' fees incurred in connection therewith being paid by Mortgagor and until so paid being a part of the Indebtedness secured by this Mortgage. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfer orders and division orders, and other instruments as may be required or desired by Mortgagee or any party in order to effectuate the provisions contained in this Section 2.01. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to pursue any and all rights of Mortgagor to liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons, provided Mortgagee shall only be permitted to exercise such power of attorney granted pursuant to this sentence after the occurrence and during the continuation of an Event of Default. The power of attorney granted to Mortgagee in this Section 2.01, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

         Section 2.02   [Reserved].

         Section 2.03 No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter, limit or modify the absolute obligation of Mortgagor and the other Mortgagor Parties to make prompt payment of all principal, interest and other amounts owing on the Indebtedness when and as the same become due regardless of whether the Production Proceeds are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Indebtedness.

         Section 2.04 Effectuating Payment of Production Proceeds to Mortgagee. If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Mortgagee, Mortgagor's interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Mortgagor shall, when received by Mortgagor, constitute trust funds in Mortgagor's hands and shall be immediately paid over to Mortgagee. Without limitation upon any of the foregoing, Mortgagor hereby constitutes and appoints Mortgagee as Mortgagor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Mortgagee may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Hydrocarbons and Production Proceeds expressly inclusive, but not limited to, giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present (provided such power of attorney granted pursuant to this sentence shall only be exercisable by Mortgagee upon the occurrence and during the continuation of an Event of Default); and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Mortgagee may be exercised by Mortgagee through any person who, at the time of the execution of the particular instrument, is an officer of Mortgagee. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the Indebtedness, or any part thereof, shall remain unpaid or any commitment to lend under the Purchase Agreement remains outstanding. All persons dealing with Mortgagee or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Mortgagee that all the Indebtedness is fully and totally paid. Mortgagee may, but shall not be obligated to, in accordance with the provisions of Section 2.01 above, take such action as it deems reasonably appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney's fees) so incurred by Mortgagee shall be a demand obligation of Mortgagor and shall be part of the Indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the Applicable Interest Rate (as defined in the Notes).

         Section 2.05 Application of Production Proceeds. The Production Proceeds received by Mortgagee shall be paid directly into a Deposit Account in accordance with Section 2.01 hereof. After an Event of Default hereunder has occurred, all Production Proceeds from time to time in the hands of Mortgagee shall be applied to the payment of the Indebtedness at such times and in such manner and order as Mortgagee determines in Mortgagee's sole and absolute discretion.

         Section 2.06 Release from Liability; Indemnification. Mortgagee and its successors and assigns are hereby released and absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility in connection therewith, except the responsibility to account to Mortgagor for funds actually received. Mortgagor agrees to indemnify and hold harmless Mortgagee (for purposes of this paragraph, the term "Mortgagee" shall include the directors, officers, partners, employees and agents of Mortgagee and any persons or entities owned or controlled by or affiliated with Mortgagee and any other Indemnified Party as defined in Section 4.16 hereof) from and against all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon, asserted against or incurred or paid by Mortgagee by reason of the assertion that Mortgagee received, either before or after payment in full of the Indebtedness, funds from the production of oil, gas, other hydrocarbons or other minerals claimed by third persons (and/or funds attributable to sales of production which were made in violation of laws, rules, regulations and/or orders governing such sales), and Mortgagee shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Mortgagee shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Mortgagee in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, reasonable attorneys' fees and other expenses of every character expended by Mortgagee pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest, from the date expended until paid at the Applicable Interest Rate (as defined in the Notes). The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Mortgage but will survive the release, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the Indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the Indebtedness. WITHOUT LIMITATION, IT IS THE INTENTION OF MORTGAGOR AND MORTGAGOR AGREES THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL DAMAGES), CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY, EXCLUDING THE GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

                                  ARTICLE III
                    Representations, Warranties and Covenants
                    -----------------------------------------

         Mortgagor hereby covenants with the Mortgagee, and represents and warrants to the Mortgagee that, immediately after giving effect to the consummation of the Cinco Purchase:

         Section 3.01 Title. Mortgagor has good and indefeasible title to the Mortgaged Property. With respect to each Mortgaged Property, the ownership of Mortgagor in such Mortgaged Property does and will, (i) with respect to each tract of land described in Exhibit A hereto, (whether described directly in such Exhibit A or described by reference to another instrument) in connection with such Mortgaged Property, (A) entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a decimal or percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such tract equal to not less than the percentage share set forth in Exhibit A in connection with such tract in the column headed "NRI", (B) cause Mortgagor to be obligated to bear a percentage share of the cost of exploration, development and operation of such tract of land not greater than the percentage share set forth in Exhibit A in connection with such tract in the column headed "WI", and (ii) if such Mortgaged Property is shown on Exhibit A to be subject to a unit or units, with respect to each such unit, (A) entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a percentage share of all substances covered by such unit which are produced from, or allocated to, such unit equal to not less than the percentage share set forth in Exhibit A in connection with such Mortgaged Property in connection with such tract in the column headed "NRI", (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit), and (B) obligate Mortgagor to bear a percentage share of the cost of exploration, development and operation of such unit not greater than the percentage share set forth in Exhibit A in connection with such tract in the column headed "WI", (and if such Mortgaged Property is subject to more than one unit, words identifying such interest with such unit). With respect to each Mortgaged Property described in Exhibit A hereto (or in any of the instruments described or referred to in Exhibit A) which is subject to a voluntary or involuntary pooling, unitization or communitization agreement and/or order, the term "tract of land" as used in this Section 3.01 shall mean the pooled, unitized or communitized area as an entirety and shall not be deemed to refer to any individual tract committed to said pooled, unitized or communitized area. Without limitation of the foregoing, the ownership by Mortgagor of the Mortgaged Properties does and will, with respect to each well or unit identified on Exhibit A attached hereto and made a part hereof, entitle Mortgagor to receive (subject to the terms and provisions of this Mortgage) a percentage share of the oil, gas and other hydrocarbons produced from, or allocated to, such well or unit equal to not less than the percentage share set forth, for such well or unit, in the column headed "NRI" on Exhibit A, and cause Mortgagor to be obligated to bear a percentage share of the cost of operation of such well or unit equal to not more than the decimal or percentage share set forth, for such well or unit, in the column headed "WI" on Exhibit A. The above-described shares of production which Mortgagor is entitled to receive and shares of expenses which Mortgagor is obligated to bear are not and will not be subject to change (other than changes which arise pursuant to non-consent provisions of operating agreements described in Exhibit A in connection with operations hereafter proposed), except, and only to the extent that, such changes are reflected in Exhibit A. Any fractional, percentage or decimal interests specified in Exhibit A in referring to Mortgagor's interest in the Mortgaged Property are solely for the purposes of the representations and warranties set forth herein and shall in no manner limit the quantum of the interests of the Mortgagor or the Mortgagee in the Mortgaged Property mortgaged and pledged by the Mortgagor hereunder. The Mortgaged Property is free and clear of all Liens other than (i) Permitted Liens and (ii) the other encumbrances set forth in Exhibit A.

         Section 3.02 Defend Title. This Mortgage is a direct first Lien and security interest upon the Mortgaged Property, subject only to Permitted Liens. This Mortgage will always be kept a direct first Lien and security interest upon the Mortgaged Property, and Mortgagor will not grant, incur or create or suffer to be created or permit to exist any Lien, security interest or charge prior or junior to or on a parity with the Lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom, other than Permitted Liens. Mortgagor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the Lien created hereby so long as any of the Indebtedness secured hereby remains unpaid. Should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, other than Permitted Liens, Mortgagor agrees it will timely defend against such adverse claim or take appropriate action to remove such cloud at Mortgagor's cost and expense, and Mortgagor further agrees that Trustee and/or Mortgagee may take such other action as they deem reasonably advisable to protect and preserve their interests in the Mortgaged Property, and in such event Mortgagor will indemnify Trustee and Mortgagee against any and all cost, attorney's fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

         Section 3.03 Not a Foreign Person. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

         Section 3.04 Rentals, Taxes, Insurance and Fees Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising a part of the Hydrocarbon Property and all severance and production taxes payable with respect to the production therefrom have been duly paid or provided for and all leases or subleases comprising a part of the Hydrocarbon Property are in full force and effect. In addition to the foregoing, Mortgagor shall or shall cause to be paid when due, all taxes, permits, licenses, insurance premiums and other similar amounts with respect to the Mortgaged Property, the Hydrocarbon Property and the Hydrocarbons.

         Section 3.05 Operation By Third Parties. As to any part of the Mortgaged Property which is not a working interest (if any), Mortgagor agrees to take all such action and to exercise all rights and remedies as are reasonably available to Mortgagor to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Property which is a working interest but which is operated by a party other than Mortgagor, Mortgagor agrees to take all such action and to exercise all rights and remedies as are reasonably available to Mortgagor (including, but not limited to, all rights under any operating agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein.

         Section 3.06 Failure to Perform. Mortgagor agrees that if Mortgagor fails to perform any act or to take any action which Mortgagor is required to perform or take hereunder or pay any money which Mortgagor is required to pay hereunder, each of Mortgagee and Trustee in Mortgagor's name or its or their own name may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by Mortgagor to Mortgagee or Trustee, as the case may be, and each of Mortgagee and Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Mortgagor to each of Mortgagee and Trustee pursuant to this Mortgage shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the Applicable Interest Rate, and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.03 hereof.

         Section 3.07 Sale of Mortgaged Property. Any proposed sale, transfer, farm-out, assignment or other disposition of the Mortgaged Property by the Mortgagor shall be governed by the provisions of Section 5(f) of the Purchase Agreement; provided, that Mortgagor shall, except after the occurrence and during the continuation of an Event of Default, be permitted to (i) sell Hydrocarbons in the ordinary course of business in compliance with the terms of this Mortgage and (ii) sell or otherwise dispose of obsolete or worn out equipment or personal property which is replaced with property of equal or greater value in the ordinary course of business.

         Section 3.08 Sale of Production. No Mortgaged Property is or will become subject to any contractual or other arrangement (a) whereby payment for production is or can be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil, not in excess of sixty (60) days, and in the case of gas, not in excess of ninety (90) days) or
(b) whereby payments are made to Mortgagor other than by checks, drafts, wire transfer advises or other similar writings, instruments or communications for the immediate payment of money. Except for transportation, gathering, processing, compression or dehydration agreements (or other agreements relating to the marketing of Hydrocarbons) from time to time disclosed to Mortgagee in writing (in connection with the Mortgaged Property to which they relate), and, with respect to the immediately succeeding clause (i), except for agreements entered into by Mortgagor in the ordinary course of business consistent with prudent customs and practices in the industry in which Mortgagor operates, (i) no Mortgaged Property is or will become subject to any contractual or other arrangement for the sale, processing or transportation of production (or otherwise related to the marketing of Hydrocarbons) which cannot be cancelled on 90 days (or less) notice and (ii) all contractual or other arrangements for the sale, processing or transportation of Hydrocarbons (or otherwise related to the marketing of Hydrocarbons) shall be bona fide arm's length transactions and shall be at generally prevailing market prices. Mortgagor is presently receiving a price for all production from (or attributable to) each Mortgaged Property covered by a production sales contract disclosed in writing to Mortgagee as computed in accordance with the terms of such contract, and is not having deliveries of production from such Mortgaged Property curtailed substantially below such property's delivery capacity. Neither Mortgagor nor, to the best of Mortgagor's knowledge, any of its predecessors in title, has received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" or other similar arrangements) for any Hydrocarbons produced or to be produced from the Mortgaged Properties after the date hereof, and Mortgagor hereby covenants not to enter into any such advance or prepayment arrangements whereby it accepts consideration for Hydrocarbons not yet produced. No Mortgaged Property is or will become subject to any "take or pay" or other similar arrangement (y) which can be satisfied in whole or in part by the production or transportation of gas from other properties or (z) as a result of which production from the Mortgaged Properties may be required to be delivered to one or more third parties without payment (or without full payment) therefor as a result of payments made, or other actions taken, with respect to other properties. There is no Mortgaged Property with respect to which Mortgagor, or, to the best of Mortgagor's knowledge, its predecessors in title, has, prior to the date hereof, taken more ("overproduced"), or less ("underproduced"), gas from the lands covered thereby (or pooled or unitized therewith) than its ownership interest in such Mortgaged Property would entitle it to take, except in the ordinary course of business consistent with prudent customs and practices in the industry in which Mortgagor operates. Mortgagor will not after the date hereof become "overproduced" (as above defined) with respect to any well on the Mortgaged Property (or on any unit in which the Mortgaged Property participate), in an amount in excess of Mortgagor's share of gas produced from such well, except in the ordinary course of business consistent with prudent customs and practices in the industry in which Mortgagor operates. No Mortgaged Property is or will become subject to a gas balancing arrangement under which one or more third parties may take a portion of the production attributable to such Mortgaged Property without payment (or without full payment) therefor as a result of production having been taken from, or as a result of other actions or inactions with respect to, other properties, except for any such gas balancing arrangement entered into in the ordinary course of business consistent with prudent customs and practices in the industry in which Mortgagor operates. No Mortgaged Property is subject at the present time to any regulatory refund obligation and, to the best of Mortgagor's knowledge, no facts exist which might cause the same to be imposed.

         Section 3.09 Operation of Mortgaged Property. The Mortgagor will promptly pay and discharge or cause to be paid and discharged all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, subject leases, sub-leases, contracts and agreements described or referred to herein or affecting the Mortgagor's interests in the Mortgaged Property and will do or cause to be done all other things reasonably necessary to keep unimpaired the Mortgagor's rights with respect thereto and prevent any intentional forfeiture thereof or default with respect thereto, other than a default which might occur as a result of cessation of production thereunder. Except as could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, the Mortgaged Property (and properties unitized therewith) is being (and, to the extent the same could adversely affect the ownership or operation of such Mortgaged Property after the date hereof, have in the past been), and hereafter will be maintained, operated and developed in a good and workmanlike manner in accordance with customary industry standards and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with all oil, gas and/or other mineral leases and other agreements forming part of the Mortgaged Property and in conformity with all Permitted Liens; specifically in this connection, (i) no Mortgaged Property is subject to having allowable production after the date hereof reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the date hereof and (ii) none of the wells located on the Mortgaged Property (or properties unitized therewith) are or will be deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, and will remain, bottomed under and producing from, with the well bores wholly within, the Mortgaged Property (or, in the case of wells located on properties unitized therewith, such unitized properties). With respect to any Mortgaged Property in which Mortgagor is the operator in connection therewith or in which Mortgagor has a majority working interest (and to the best of Mortgagor's knowledge with respect to any Mortgaged Property in which Mortgagor has a minority working interest and is not an operator in connection therewith), there are no dry holes, or otherwise inactive wells, located on any Mortgaged Property or on lands pooled or unitized therewith (including, without limitation, any wells which would, if located in Texas, require compliance with Railroad Commission Rule 14(b)(2)), except for wells that have been properly plugged and abandoned or inactive and being maintained in accordance with local, state and federal law. Except as disclosed in Schedule 3(s) to the Purchase Agreement, the Mortgagor has, and will in the future, possess all certificates, authorizations, approvals, licenses and permits issued by the appropriate federal, state or foreign regulatory authorities (collectively, "Permits") necessary to produce, extract, transport and sell the oil, gas, minerals and/or other Hydrocarbons in that portion of the Mortgaged Property that is producing oil, gas, minerals and/or other Hydrocarbons. Except as disclosed in Schedule 3(s) to the Purchase Agreement, Mortgagor has no reason to believe that it will not be able to obtain Permits as and when necessary to enable the Mortgagor to produce, extract, transport and sell the oil, gas, minerals and other Hydrocarbons in the Mortgaged Property. Mortgagor has not received notice of any violations in respect of any such licenses or permits described in the foregoing provisions of this Section 3.09 except for notices of violations received prior to the date hereof that have been remedied by Mortgagor. The Mortgagor will operate the Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all applicable spacing, proration and conservation laws of the jurisdiction in which the Mortgaged Property is situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of the Mortgaged Property and the production and sale of Hydrocarbons and other minerals produced therefrom, except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Mortgagor will do or cause to be done, or shall participate in, such development work as may be reasonably necessary to the prudent and economical operation of the Mortgaged Property in accordance with the approved practices of prudent operators in the industry, including, without limitation, all to be done that may be appropriate to protect from diminution the productive capacity of the Mortgaged Property and each producing well thereon. Upon the reasonable request of the Mortgagee, and at reasonable times and intervals, the Mortgagor will (a) permit the Mortgagee and its respective designated representatives to enter upon any part of the Mortgaged Property under the control of the Mortgagor, and (b) cause the operator of any part of the Mortgaged Property not under the control of the Mortgagor to permit the Mortgagee and its designated representatives to enter upon the same (to the extent and subject to the conditions under which the Mortgagor may so enter), for the purposes of inspecting the condition and operation thereof.

         Section 3.10 Suits and Claims. Except to the extent disclosed in the Schedules to the Purchase Agreement, there are no suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to Mortgagor's knowledge, threatened) which affect the Mortgaged Property (including, without limitation, any which challenge or otherwise pertain to Mortgagor's title to the Mortgaged Property) and no judicial or administrative actions, suits or proceedings pending (or, to Mortgagor's knowledge, threatened) against Mortgagor.

         Section 3.11   Environmental.
                        -------------

         (a) Current Status. The Mortgaged Property and Mortgagor are not in violation of Applicable Environmental Laws (as hereinafter defined), or subject to any existing, pending or, to the best knowledge of Mortgagor, threatened investigation or inquiry by any governmental authority or any other person under or with respect to Applicable Environmental Laws, or subject to any remedial obligations under Applicable Environmental Laws, and are in compliance with all permits and licenses required under Applicable Environmental Laws, other than with respect to any such violation, investigation, inquiry or remedial obligations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and, to the best knowledge of Mortgagor, this representation will continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Mortgaged Property and Mortgagor. "Applicable Environmental Laws" shall mean any applicable laws, orders, rules, or regulations pertaining to safety, health or the environment, as such laws, orders, rules or regulations now exist or are hereafter enacted and/or amended (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, hereinafter called "RCRA") and applicable state and local law). Mortgagor undertook, at the time of acquisition of the Mortgaged Property, all appropriate inquiry into the previous ownership and uses of the Mortgaged Property consistent with good commercial or customary practice. Mortgagor has taken reasonable steps necessary, consistent with customary practice in the industry in which it operates its business, to determine and has determined that no hazardous substances or solid wastes have been disposed of or otherwise released at, into, upon or under the Mortgaged Property except in accordance with Applicable Environmental Laws. The use which Mortgagor makes and intends to make of the Mortgaged Property will not result in the use, treatment, storage or disposal or other release of any hazardous substance or solid waste at, into, upon or under the Mortgaged Property, except such usage, and temporary storage in anticipation of usage, as is in the ordinary course of business and in compliance with Applicable Environmental Laws. The terms "hazardous substance" and "release" as used in this Mortgage shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the states in which the Mortgaged Properties are located establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply. The "Associated Property" (as such term is hereinafter defined) is not in violation of any Applicable Environmental Laws for which Mortgagor or its predecessors in title to the Mortgaged Property would be responsible (to the best of Mortgagor's knowledge with respect to Associated Property not owned or operated by Mortgagor). The term "Associated Property" as used in this Mortgage shall mean any and all interests in and to (and/or carved out of) the lands which are described or referred to in Exhibit A hereto, or which are otherwise described in any of the oil, gas and/or mineral leases or other instruments described in or referred to in such Exhibit A, whether or not such property interests are owned by Mortgagor.

         (b) Future Performance. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, Mortgagor will operate each Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry so as not to cause or permit such Mortgaged Property or Mortgagor to be in violation of, and Mortgagor shall not do anything or permit anything to be done which will subject such Mortgaged Property or any Associated Property to any remedial obligations under, or result in noncompliance with applicable permits and licenses under, any Applicable Environmental Laws, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Mortgaged Property or any Associated Property and Mortgagor will promptly notify Mortgagee in writing of any existing, pending or, to the best knowledge of Mortgagor, threatened investigation, claim, suit or inquiry by any governmental authority or any person in connection with any Applicable Environmental Laws. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, Mortgagor will take steps necessary to determine that no hazardous substances or solid wastes have been disposed of or otherwise released on or to the Mortgaged Property or any Associated Property. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, Mortgagor will not cause or permit the disposal or other release of any hazardous substance or solid waste at, into, upon or under the Mortgaged Property or any Associated Property. Mortgagor covenants and agrees to keep or cause the Mortgaged Property to be kept free of any hazardous substance or solid waste (except such use, and temporary storage in anticipation of use, as is required in the ordinary course of business, all while in compliance with Applicable Environmental Laws), and to remove the same (or if removal is prohibited by law, to take whatever action is required by law), promptly upon discovery at its sole expense. Upon Mortgagee's reasonable request, at any time and from time to time during the existence of this Mortgage, but not more often than once every calendar year (so long as no Event of Default has occurred), Mortgagor will provide at Mortgagor's sole expense an inspection or audit of each Mortgaged Property from an engineering or consulting firm approved by Mortgagee, indicating the presence or absence of hazardous substances and solid waste on such Mortgaged Property and compliance with Applicable Environmental Laws.

         Section 3.12 Not Abandon Wells; Participate in Operations; Non-Operated Interests. Mortgagor will not, without prior written consent of Mortgagee, which consent shall not be unreasonably conditioned, withheld, or delayed, abandon, or consent to the abandonment of, any well producing from the Mortgaged Property (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing oil, gas, or other Hydrocarbons or other minerals in commercial quantities (as determined without considering the effect of this Mortgage), except in the ordinary course of business consistent with prudent customs and practices in the industry in which Mortgagor operates. Mortgagor will not, without prior written consent of Mortgagee, which consent shall not be unreasonably conditioned, withheld, or delayed, elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e. until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Properties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property or lands pooled or unitized therewith which are other than working interests or which may be operated by a party or parties other than the Mortgagor and with respect to all such portions of the Mortgaged Property, the Mortgagor's covenants and agreements as expressed in this Article III are modified to require that the Mortgagor use its commercially reasonable efforts to cause compliance with such covenants and agreements by the working interest owners or the operator or operators of such Hydrocarbon Properties.

         Section 3.13 Condemnation Awards. If at any time all or any portion of the Mortgaged Property shall be taken or damaged under the power of eminent domain, the award received by condemnation proceedings for any property so taken or any payment received in lieu of such condemnation proceedings shall be paid directly to Mortgagee as agent for Mortgagor and all or any portion of such award or payment, at the option of Mortgagee, shall be applied to the Secured Indebtedness in payment of the last maturing installments of the Secured Indebtedness or paid over, wholly or in part, to Mortgagor for any purpose or object satisfactory to Mortgagee; provided that Mortgagee shall not be obligated to see to the application of any amount paid over to Mortgagor. Mortgagor immediately upon obtaining knowledge of the institution of any proceedings or negotiations for the condemnation of the Mortgaged Property, or any portion thereof, will notify Mortgagee of the pendency of such negotiations or proceedings. Mortgagee may participate in any such negotiations or proceedings, and Mortgagor from time to time will execute and deliver to Mortgagee all instruments requested by Mortgagee to permit such participation.

         Section 3.14 Insurance. Mortgagor will maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event general liability) as are usually insured against in the same general area by companies engaged in the same or a similar business and in any case no less comprehensive in scope than that maintained by the Mortgager as of the date hereof. In the event of any loss under any insurance policies so carried by Mortgagor, Mortgagee shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Mortgagee in its own discretion, of the Indebtedness, and any balance remaining shall be subject to the order of Mortgagor. Mortgagee is hereby authorized but not obligated to enforce in its name or in the name of Mortgagor payment of any or all of said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof and Mortgagee is hereby appointed Mortgagor's agent and attorney-in-fact to endorse any check or draft payable to Mortgagor in order to collect the proceeds of insurance (provided Mortgagee shall only be entitled to enforce the power of attorney provided in this sentence after the occurrence and during the continuation of an Event of Default). In the event of foreclosure of this Mortgage, or other transfer of title to the Mortgaged Property in extinguishment in whole or in part of the Indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Mortgaged Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or other transferee in the event of such other transfer of title.

         Section 3.15 Compliance with Leases. Mortgagor (i) will observe and comply with all of the terms and provisions, express or implied, of the oil, gas and mineral leases covered by this Mortgage, and any other agreements or instruments applicable thereto; and, (ii) except with the prior written consent of Mortgagee, which consent shall not be unreasonably conditioned, withheld, or delayed, will not amend or terminate (in any manner adverse to Mortgagor, Mortgagee, or Mortgagor's or Mortgagee's interest in the Mortgaged Property or in any manner that could reasonably be expected to result in a Material Adverse Effect) any of such agreements or surrender, abandon or release any of such leases in whole or in part so long as any well situated thereon, or located on any unit containing all or any part of such leases, is capable of producing oil, gas, casinghead gas or other hydrocarbons in paying quantities. Mortgagor will cause all obligations to the holders of royalty interests and all other interests in the Mortgaged Properties to be promptly discharged and all covenants and conditions, express or implied, imposed upon the original lessee or his assigns by every such lease and every other agreement relative thereto to be fully and promptly performed and to cause all acts necessary or proper to accomplish the foregoing and prevent the breach or forfeiture of any such lease to be fully and promptly performed. Mortgagor will furnish to Mortgagee ten (10) day advance written notice of any intention not to pay (or immediately at such time that it anticipates that it will be unable to pay) any delay rentals on the due date thereof under any such lease.

         Section 3.16 Further Assurance. Mortgagor will, on request of Mortgagee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other document or instrument executed in connection with any of the Loan Documents, or in the execution or acknowledgment of this Mortgage or any other document; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) desired by Mortgagee to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all reasonable costs connected with any of the foregoing.

         Section 3.17 Name and Place of Business. Except as disclosed in writing to Mortgagee, Mortgagor has not during the preceding five (5) years been known by or used any other corporate or partnership, trade or fictitious name. Mortgagor will not cause or permit any change to be made in its name, identity, state of formation or corporate or partnership structure, or its federal employer identification number unless Mortgagor shall have notified Mortgagee of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Mortgagee for the purpose of further perfecting or protecting the liens and security interests in the Mortgaged Property created hereby. Mortgagor's exact name is the name set forth in this Mortgage. Mortgagor is organized under the laws of one of the states comprising the United States (e.g. corporation, limited partnership, registered limited liability partnership or limited liability company). Mortgagor is located (as determined pursuant to the UCC) in the state under which it is organized, which is as set forth in the preamble to this Mortgage. Mortgagor's principal place of business and chief executive office, and the place where Mortgagor keeps its books and records concerning the Mortgaged Property (including, particularly, the records with respect to Production Proceeds from the Mortgaged Property) has for the preceding four months, been, and will continue to be (unless Mortgagor notifies Mortgagee of any change in writing at least thirty (30) days prior to the date of such change), the address set forth on the signature page of this Mortgage.

         Section 3.18 Compliance with Laws and Agreements. Mortgagor is in compliance with all governmental requirements applicable to it or its property, including, without limitation, all FERC regulations and the USA Patriot Act, and all indentures, agreements and other instruments binding upon it or its property. The execution and performance of the Loan Documents, this Mortgage and the other documents and instruments contemplated hereby and thereby will not violate the Trading with the Enemy Act, as amended, any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, the Executive Order referred to in the following sentence or the U.S. Bank Secrecy Act (31 U.S.C. ss.ss. 5311 et seq.). Mortgagor is not a Person described by section 1 of Executive Order 13224 of September 24, 2001 entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit or Support Terrorism, 66 Fed. Reg. 49,079 (2001), as amended, and Mortgagor does not engage in any transactions or dealings, or is otherwise associated with any such Persons. Mortgagor is not bound by any agreement, document, instrument, judgment, decree, order, statute, law, rule or regulation that limits or could reasonably be expected to limit its performance under the Loan Documents or this Mortgage.

         Section 3.19 Inspection; Management. Mortgagee and any persons authorized by Mortgagee shall have the right to enter and inspect the Mortgaged Property at all reasonable times. If, at any time after an Event of Default by Mortgagor, the management or maintenance of the Mortgaged Property is determined by Mortgagee to be unsatisfactory and is not corrected within thirty (30) days after notice to Mortgagor, Mortgagor will, to the extent Mortgagor is entitled under third party agreements affecting the same, employ, for the duration of such Event of Default, as managing agent of the Mortgaged Property, any person from time to time designated or approved by Mortgagee.

                                   ARTICLE IV
                               Rights and Remedies
                               -------------------

         Section 4.01 Event of Default. As used in this Mortgage, an "Event of Default" means (i) the earlier to occur of (A) the failure by Mortgagor for ten
(10) days from the date of receipt by Mortgagor of notice from Mortagee of such failure to comply with any covenant, agreement, warranty or condition herein required to be observed, kept or performed or (B) ten (10) days after any executive officer of Mortgagor obtains actual knowledge of such failure, or (ii) the occurrence of an "Event of Default", as defined under the Notes.

         Section 4.02   Foreclosure and Sale.
                        --------------------

         (a) If an Event of Default shall occur and be continuing, Mortgagee shall have the right and option to proceed with foreclosure by directing Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in more than one jurisdiction, notice as above provided shall be posted and filed in all such jurisdictions (if such notices are required by law), and all such Mortgaged Property may be sold in any such jurisdiction and any such notice shall designate the jurisdiction where such Mortgaged Property is to be sold. Cumulative of the foregoing and the other provisions of this Section 4.02 as to any portion of the Mortgaged Properties located in the State of Texas (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens or security interests created hereby), such sales of all or any part of such Mortgaged Properties shall be conducted at the courthouse of any county (whether or not the counties in which such Mortgaged Properties are located are contiguous) in the State of Texas in which any part of such Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a particular Mortgaged Property lies offshore within the reasonable projected seaward extension of the relevant county boundary), at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Nothing contained in this Section 4.02 shall be construed so as to limit in any way Trustee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. Mortgagor hereby irrevocably appoints Trustee to be the attorney of Mortgagor and in the name and on behalf of Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on Trustee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Mortgagor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed,
(v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor, and (vii) to the extent and under such circumstances as are permitted by law, Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.14 hereof) in lieu of cash payment.

         (b) With respect to that portion, if any, of the Mortgaged Property situated in the State of Texas, this instrument may be foreclosed by advertisement and sale as provided by applicable Texas statutes. In such regard, it shall be the duty of the Trustee, after advertising the time and place of the sale for at least 21 days prior to the day of sale, by posting or causing to be posted a written or printed notice thereof at the courthouse door and by filing a copy of such notice in the office of the county clerk of each county in which the Mortgaged Property or any part thereof may be situated, and serving written notice of the proposed sale on each debtor obligated to pay the Indebtedness according to the records of Mortgagee, by postage prepaid, certified United States mail, at the most recent address for such debtor as shown by the records of Mortgagee, at least 21 days prior to the day of sale, to sell the Mortgaged Property, either as a whole or in parcels, as the Trustee may deem proper, at public venue at the courthouse of the county in which the Mortgaged Property or any part thereof may be situated (and being the county designated in the notice of sale) on the first Tuesday of any month between the hours of 10:00 a.m. and 4:00 p.m., to the highest bidder for cash, and after such sale to execute and deliver to the purchaser or purchasers good and sufficient deeds and assignments, conveying such property so sold to the purchaser or purchasers with general warranty of title made on behalf of Mortgagor. The Trustee, or his successor or substitute, is hereby authorized and empowered to appoint any one or more persons or entities as his attorneys-in-fact or agents to act as Trustee under him and in his name, place and stead, such appointment to be evidenced by a written instrument executed by the Trustee, or his successor or substitute, to perform any one or more act or acts necessary or incident to any sale under the power of sale hereunder, including, without limitation, the posting and filing of any notices, the conduct of the sale and the execution and delivery of any instruments conveying the Mortgaged Property as a result of the sale, but in the name and on behalf of the Trustee, or his successor or substitute; and all acts done or performed by such attorneys-in-fact or agents shall be valid, lawful and binding as if done or performed by the Trustee, or his successor substitute.

         (c) Upon the occurrence of an Event of Default, Mortgagee may exercise its rights of enforcement with respect to the Mortgaged Properties or any part thereof under the Applicable UCC of any State where any portion of the Mortgaged Properties are located or under any other statute in force in any state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.02: (i) to the extent permitted by law, upon the occurrence and during the continuation of an Event of Default Mortgagee may enter upon the Mortgaged Properties or otherwise upon Mortgagor's premises to take possession of, assemble and collect the personal property portion of the Mortgaged Properties or to render it unusable; (ii) upon the occurrence and during the continuation of an Event of Default Mortgagee may require Mortgagor to assemble the personal property and make it available at a place Mortgagee designates which is mutually convenient to allow Mortgagee to take possession or dispose of the personal property; (iii) written notice mailed to Mortgagor as provided herein at least five (5) business days prior to the date of public sale of the personal property or prior to the date after which private sale of the personal property will be made shall constitute reasonable notice; (iv) in the event of a foreclosure of the liens, privileges and/or security interests evidenced hereby, the personal property, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Mortgagee, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the personal property related thereto may be sold in connection therewith); (v) upon the occurrence and during the continuation of an Event of Default, Mortgagee or the Trustee may, to the extent permitted under applicable law, elect to treat the fixtures included in the Mortgaged Properties either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto; and (vi) with respect to any sale of real property included in the Mortgaged Properties made under the powers of sale herein granted and conferred, Mortgagee or the Trustee may, to the extent permitted by applicable law, include in such sale any personal property and fixtures included in the Mortgaged Properties and relating to such real property.

         Section 4.03 Agents. Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

         Section 4.04 Judicial Foreclosure; Receivership. If any of the Indebtedness shall become due and payable and shall not be promptly paid, Trustee or Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction or for the enforcement of any other appropriate legal or equitable remedy. In addition to all other remedies herein provided for, Mortgagor agrees that, upon the occurrence of an Event of Default or any event or circumstance which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default hereunder, Mortgagee shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the Indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Mortgagee, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Mortgagee under Article II hereof. Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Trustee and/or Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) included in the Indebtedness owing by Mortgagor to the Trustee and/or Mortgagee and shall bear interest from the date of making such advance by Trustee and/or Mortgagee until paid at the then applicable interest rate under the Note (the "Applicable Rate").

         Section 4.05 Foreclosure for Installments. Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

         Section 4.06 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

         Section 4.07 Possession of Mortgaged Property. Mortgagor agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Trustee or Mortgagee shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Mortgagor, its successors or assigns, or its or their agents or servants, and may exclude Mortgagor, its successors or assigns, and all persons claiming under Mortgagor, and its or their agents or servants wholly or partly therefrom; and, holding the same, Trustee may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as Mortgagor, its successors or assigns, might at the time do and may exercise all rights and powers of Mortgagor, in the name, place and stead of Mortgagor, or otherwise as Trustee shall deem best. All reasonable costs, expenses and liabilities of every character incurred by Trustee and/or Mortgagee in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Trustee and/or Mortgagee and shall bear interest from date of expenditure until paid at the Applicable Rate, all of which shall constitute a portion of the Indebtedness and shall be secured by this Mortgage and all other security instruments.

         Section 4.08 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's representatives, successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

         Section 4.09 Remedies Cumulative, Concurrent and Nonexclusive. Every right, power and remedy herein given to Trustee or Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Applicable UCC in effect and applicable to the Mortgaged Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Trustee or Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by Trustee or Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

         Section 4.10 No Release of Obligations. Neither Mortgagor, any other Mortgagor Party, any guarantor nor any other person hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Mortgagor, or any guarantor or any other person so obligated to foreclose the lien of this Mortgage or to enforce any provision hereunder or under the any of the Loan Documents; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to Mortgagor, any other Mortgagor Party, any guarantor or such other person, and in such event Mortgagor, the Mortgagor Parties, guarantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder or under the Loan Documents.

         Section 4.11 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness. For payment of the Indebtedness, Mortgagee may resort to any other security therefor held by Mortgagee or Trustee in such order and manner as Mortgagee may elect.

         Section 4.12 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Mortgagor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; provided, however, that if the laws of any state do not permit the redemption period to be waived, the redemption period is specifically reduced to the minimum amount of time allowable by statute; (b) all notices of any Event of Default or of Mortgagee's intention to accelerate maturity of the Indebtedness or of Trustee's election to exercise or his actual exercise of any right, remedy or recourse provided for hereunder or under the Loan Documents; and (c) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, of which Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.

         Section 4.13 Discontinuance of Proceedings. In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness, this Mortgage, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

         Section 4.14 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by Trustee or Mortgagee in any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

         (a) first, to the payment of all costs and expenses incurred by Trustee or Mortgagee incident to the enforcement of this Mortgage, the Loan Documents or any of the Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to Trustee acting in connection herewith or hereunder), and to the payment of all other charges, expenses, liabilities and advances incurred or made by Trustee or Mortgagee under this Mortgage or in executing any trust or power hereunder;

         (b) second, to payment of the Indebtedness in such order and manner as Mortgagee may elect in Mortgagee's sole discretion; and

         (c) third, to Mortgagor or such other persons as may be entitled thereto by law or as otherwise required by any court of competent jurisdiction.

         Section 4.15 Resignation of Operator. In addition to all rights and remedies under this Mortgage, at law and in equity, if any Event of Default shall occur and Trustee or Mortgagee shall exercise any remedies under this Mortgage with respect to any portion of the Mortgaged Property (or Mortgagor shall transfer any Mortgaged Property "in lieu of" foreclosure), Mortgagee or Trustee shall have the right to request that any operator of any Mortgaged Property which is either Mortgagor or any affiliate of Mortgagor to resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Mortgagor of any such request, Mortgagor shall resign (or cause such other party to resign) as operator of such Mortgaged Property.

         Section 4.16 INDEMNITY. IN CONNECTION WITH ANY ACTION TAKEN BY TRUSTEE AND/OR MORTGAGEE PURSUANT TO THIS MORTGAGE, TRUSTEE AND/OR MORTGAGEE AND THEIR OFFICERS, DIRECTORS, PARTNERS, MEMBERS, INVESTORS, EQUITY HOLDERS, EMPLOYEES, REPRESENTATIVES, AGENTS, ADVISORS, ATTORNEYS, ACCOUNTANTS AND EXPERTS AND ANY PERSONS OR ENTITIES OWNED OR CONTROLLED BY TRUSTEE, OR MORTGAGEE OR ANY

SUCH OTHER PERSON OR ENTITY ("INDEMNIFIED PARTIES") SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM AN ASSERTION THAT MORTGAGEE HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AN INDEMNIFIED PARTY, NOR SHALL TRUSTEE AND/OR MORTGAGEE BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF MORTGAGOR. MORTGAGOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS MORTGAGE OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER; SHOULD TRUSTEE AND/OR MORTGAGEE MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING REASONABLE COSTS AND EXPENSES AND REASONABLE ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION MORTGAGOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY MORTGAGOR TO TRUSTEE AND/OR MORTGAGEE AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE APPLICABLE INTEREST RATE, SHALL BE A PART OF THE INDEBTEDNESS AND SHALL BE SECURED BY THIS MORTGAGE AND ANY OTHER SECURITY INSTRUMENT. MORTGAGOR HEREBY ASSENTS TO, RATIFIES AND CONFIRMS ANY AND ALL ACTIONS OF TRUSTEE AND/OR MORTGAGEE WITH RESPECT TO THE MORTGAGED PROPERTY TAKEN UNDER THIS MORTGAGE. THE LIABILITIES OF MORTGAGOR AS SET FORTH IN THIS SECTION 4.16 SHALL SURVIVE THE TERMINATION OF THIS MORTGAGE.

                                    ARTICLE V
                                     Trustee
                                     -------

         Section 5.01 Duties, Rights, and Powers of Trustee. It shall be no part of the duty of Trustee to see to any recording, filing or registration of this Mortgage or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Mortgagor, or to see to the performance or observance by Mortgagor of any of the covenants and agreements contained herein. Trustee shall not be responsible for the execution, acknowledgment or validity of this Mortgage or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Mortgagee. Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. Trustee shall not incur any personal liability hereunder except for Trustee's own willful misconduct; and Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

         Section 5.02 Successor Trustee. Trustee may resign by written notice addressed to Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Mortgagee. In case of the death, resignation or removal of Trustee, a successor trustee may be appointed by Mortgagee by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing. Written notice of such appointment and designation shall be given by Mortgagee to Mortgagor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Mortgage shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder. To facilitate the administration of the duties hereunder, Mortgagee may appoint multiple trustees to serve in such capacity or in such jurisdictions as Mortgagee may designate.

         Section 5.03 Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

                                   ARTICLE VI
                                  Miscellaneous
                                  -------------

         Section 6.01 Instrument Construed as Mortgage, Etc. With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of Trustee as herein provided, the general language of conveyance hereof to Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Mortgagee and the rights and authority granted to Trustee herein may be enforced and asserted by Mortgagee in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of Mortgagee as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated. This Mortgage may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

         Section 6.02 Release of Mortgage. At such time, if any, as (i) all Indebtedness under the Notes secured hereby shall be finally and irrevocably paid in full in cash, (ii) no Notes shall remain outstanding, (iii) all commitments to lend under the Purchase Agreement shall have terminated and (iv) there shall exist no other outstanding payment or reimbursement obligations (other than contingent indemnification obligations for which no claims shall have been asserted) of the Mortgagor or any of its Subsidiaries to the Mortgagee under any of the Transaction Documents, Mortgagee shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon the record at the expense of Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Mortgage shall remain and continue in full force and effect.

         Section 6.03 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of Trustee and Mortgagee in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

         Section 6.04 Successors and Assigns of Parties. The term "Mortgagee" as used herein shall mean and include any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby. The terms used to designate Trustee, Mortgagee and Mortgagor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

         Section 6.05 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Notes are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Mortgagee at Mortgagor's request, and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

         Section 6.06 Subrogation of Trustee. This Mortgage is made with full substitution and subrogation of Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

         Section 6.07 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

         Section 6.08 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be given or furnished in accordance with the terms of the Purchase Agreement relating to the giving of notices (it being agreed to and understood that delivery to Mortgagor of any such notice, request, consent, demand or other communication shall be deemed delivery to Mortgagor).

         Section 6.09 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one jurisdiction, descriptions of only those portions of the Mortgaged Property located in, and descriptions of the Prior Mortgages (as defined herein) for, the jurisdiction in which a particular counterpart is recorded shall be attached as Exhibit A thereto. An Exhibit A containing a description of all Mortgaged Property wheresoever situated will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Delaware and Texas in their respective Uniform Commercial Code Records. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

         Section 6.10 Effective as a Financing Statement. This Mortgage, among other things, covers goods which are or are to become fixtures on the real property described herein and covers as-extracted collateral related to the real/immovable property described herein. This Mortgage shall be effective as a financing statement (i) filed as a fixture filing with respect to all fixtures included within the Mortgaged Property, (ii) covering as-extracted collateral with respect to all as-extracted collateral included within the Mortgaged Property (including, without limitation, all oil, gas, other minerals and other substances of value which may be extracted from the earth at the wellhead or minehead) and (iii) covering all other Mortgaged Property. This Mortgage is to be filed for record in the real/immovable property records of each county or parish where any part of the Mortgaged Property is situated and may also be filed in the offices of the Bureau of Land Management or the Minerals Management

Service or any relevant state agency (or any successor agencies). The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage. Nothing contained in this paragraph shall be construed to limit the scope of this Mortgage nor its effectiveness as a financing statement covering any type of property. A carbon, photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to this Section. Without limiting any other provision herein, Mortgagor hereby authorizes Mortgagee to file, in any filing or recording office, one or more financing statements and any renewal or continuation statements thereof.

         Section 6.11 No Impairment of Security. To the extent allowed by applicable law, the lien, privilege, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured obligations, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Mortgaged Property (including, without limitation, Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any borrower, endorser, guarantor or surety of any Indebtedness.

         Section 6.12 Acts Not Constituting Waiver. Any Event of Default may be waived without waiving any other prior or subsequent Event of Default. Any Event of Default may be remedied without waiving the Event of Default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of an Event of Default hereunder.

         Section 6.13 Mortgagor's Successors. In the event the ownership of any Mortgaged Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the obligations secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the Indebtedness or performance of the obligations secured hereby. No transfer of any Mortgaged Property, no forbearance, and no extension of the time for the payment of any Indebtedness secured hereby, shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the Indebtedness or performance of the obligations secured hereby, or the liability of any other person hereunder or for the payment of the Indebtedness.

         Section 6.14 Certain Consents. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the judgment of such party.

         Section 6.15 GOVERNING LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE MORTGAGED PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE MORTGAGED PROPERTY) NECESSARILY OR, IN THE SOLE DISCRETION OF THE MORTGAGEE, APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, PRIVILEGES, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE TRUSTEE OR MORTGAGEE GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE MORTGAGED PROPERTY LOCATED IN (OR WHICH IS OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

         Section 6.16 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS MORTGAGE; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS MORTGAGE; THAT IT HAS IN FACT READ THIS MORTGAGE AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS MORTGAGE; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS MORTGAGE; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS MORTGAGE; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS MORTGAGE RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS MORTGAGE ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         Section 6.17 FINAL AGREEMENT. THE LOAN DOCUMENTS, THIS MORTGAGE AND THE SECURITY DOCUMENTS AND THE OTHER WRITTEN DOCUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 6.18 Subrogation; Prior Mortgages. To the extent that proceeds of the Indebtedness are used to pay obligations secured by any outstanding lien, privilege, security interest, charge or prior encumbrance against any Mortgaged Property ("Prior Mortgages"), such proceeds have been advanced at Mortgagor's request, and the Trustee for the benefit of the Mortgagee or the Mortgagee as agent for the party or parties advancing the same shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such Prior Mortgages, privileges, security interests, charges or encumbrances, irrespective of whether said liens, privileges, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such obligations, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said obligations. Mortgagor and Mortgagee acknowledge that this Mortgage amends, restates and consolidates the

Prior Mortgages, and all liens, claims, rights, titles, interests and benefits created and granted by the Prior Mortgages shall continue to exist, remain valid and subsisting, shall not be impaired or released hereby, shall remain in full force and effect and are hereby renewed, extended, carried forward and conveyed as security for the Indebtedness.

         Section 6.19 Compliance with Usury Laws. It is the intent of Mortgagor, Mortgagee and all other parties to the Transaction Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein or in the other Transaction Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be collected, charged, taken or received by applicable law from time to time in effect.

         Section 6.20 Certain Obligations of Mortgagor. Without limiting Mortgagor's obligations hereunder, Mortgagor's liability hereunder and the obligations secured hereby shall extend to and include all post petition interest, expenses and other duties and liabilities with respect to Mortgagor's obligations hereunder which would be owed but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

         Section 6.21 Authority of Mortgagee. The holders of the Indebtedness secured hereby may, by agreement among them, provide for and regulate the exercise of rights and remedies hereunder, but, unless and until modified to the contrary in writing signed by all such persons and recorded in the same counties as this Mortgage is recorded, (i) all persons other than Mortgagor and its affiliates shall be entitled to rely on the releases, waivers, consents, approvals, notifications and other acts (including, without limitation, or the appointment or substitution of trustees hereunder and the bidding in of all or any part of the Indebtedness held by any one or more persons, whether the same be conducted under the provisions hereof or otherwise) of Mortgagee, without inquiry into any such agreements or the existence of required consent or approval of any holders of Indebtedness and without the joinder of any party other than Mortgagee in such releases, waivers, consents, approvals, notifications or other acts and (ii) all notices, requests, consents, demands and other communications required or permitted to be given hereunder may be given to Mortgagee.

         [rest of page intentionally left blank; signature page follows]

         WITNESS THE EXECUTION HEREOF, this 3rd day of August, 2007, to be effective as of said date (the "Effective Date").

                                       MORTGAGOR:

                                       SONTERRA RESOURCES, INC., a Delaware
                                       corporation

                                       By: /s/ Michael J. Pawelek
                                           -------------------------------------
                                           Name:   Michael J. Pawelek
                                           Title:  President



The name and address of the Debtor/Mortgagor is:

           300 East Sonterra Boulevard, Suite 1220
           San Antonio, Texas


The name and address of the Secured Party/Mortgagee is:

           Viking Asset Management, LLC
           600 Montgomery Street, 44th Floor
           San Francisco, CA  94111
           Attention: Michael Rudolph

With a copy to:

           c/o Viking Asset Management, LLC
           10 Glenville Street, 3rd Floor
           Greenwich, Connecticut 06831
           Attention: Robert J. Brantman

STATE OF TEXAS                         )
                                       )
COUNTY OF [_____]                      )
                                       )
CITY OF [_______________]              )


The foregoing instrument was acknowledged before me this 3rd day of August, 2007, by __________________ as _______________________ of SONTERRA RESOURCES,
INC., a Delaware corporation, on behalf of said corporation.



Witness my hand and official seal.

My Commission Expires: _______________________________


                                       _________________________________________
                                       Notary Public

                                    EXHIBIT A
                                    ---------

                              Property Descriptions
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                          Property Description (Cinco)
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Shark Prospect

     1. Oil and Gas Lease dated July 1, 2003, from the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease No. M-103194, being the south one-half (S/2) of State Tract 150, Matagorda Bay, Calhoun County, Texas, containing approximately 320.0 acres, recorded in File No. 82095, Volume 349, Page 1 of the Official Records of Calhoun County, Texas.

     Lease Interest:
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     Surface down to 9400' true vertical depth as seen in the Cockrell
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     Corporation - Aquamarine Unit Well No. 1 (API No. 42-057-31600).
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     37.80% WI / 29.862% NRI

     Rights between 9401' and 50' below the stratigraphic equivalent of the top
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     of the 9800' Sand, said top of the 9800' Sand being equal to 9790' TVD as
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     seen on the electric log for the Cockrell Corporation - Aquamarine Unit
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     Well No. 1 (API No. 42-057-31600).
     ----------------------------------

     30.30% WI / 23.55825% NRI

     Rights below 50' below the stratigraphic equivalent of the top o the 9800'
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     Sand, said top of the 9800' Sand being equal to 9790' TVD as seen on the
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     electric log for the Cockrell Corporation - Aquamarine Unit Well No. 1 (API
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     No. 42-057-31600).
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     30.30% WI / 23.331% NRI

     Well Interest:
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     Flash - State Tract 150 No. 1: 37.80% WI / 29.862% NRI

     BOSS - State Tract 150 No. 2: 36.708% WI BPO / 28.54047% NRI BPO / 30.30%
     WI APO / 23.55825% NRI APO


Ray Prospect

     2. Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104265, being the South One-Half (S/2) of Tract 175, Matagorda Bay, Matagorda and Calhoun Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda

         County, Texas, as File No. 050427, and recorded in the Official Records of Calhoun County, Texas, as File No. 91879, Volume 400, Page 525.

     Lease Interest: 30.30% WI / 23.55825% NRI
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     3.  Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104266, being the South One-Half (S/2) of Tract 178, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050428.

     Lease Interest: 30.30% WI / 23.55825% NRI
     --------------

     4. Oil and Gas Lease dated October 19, 2004, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Natural Resources Corporation, as Lessee, covering Oil and Gas Lease Number M-104267, being the North One-Half (N/2) of Tract 179, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 050429.

     Lease Interest: 30.30% WI / 23.55825% NRI
     --------------

Starfish Prospect

     5. Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104829, being the South One-Half (S/2) of Tract 96, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92724, Volume 406, Page 35.

     Lease Interest: 30.30% WI / 23.1795% NRI
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     6.  Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105371, being the North One-Half (N/2) of Tract 104, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96377, Volume 426, Page 912.

     Lease Interest: 30.30% WI / 23.1795% NRI
     --------------

Barracuda Prospect

     7. Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104827, being the North One-Half (N/2) of Tract 94, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92722, Volume 406, Page 21.

     Lease Interest: 30.30% WI / 23.1795% NRI
     --------------

     8. Oil and Gas Lease dated April 5, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Energy Corporation, as Lessee, covering Oil and Gas Lease Number M-104828, being the South One-Half (S/2) of Tract 94, Matagorda Bay, Calhoun County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 92723, Volume 406, Page 28.

     Lease Interest: 30.30% WI / 23.1795% NRI
     --------------

Mackerel Prospect

     9. Oil and Gas Lease dated July 19, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105373, being the North One-Half (N/2) of Tract 175, Matagorda Bay, Calhoun and Matagorda Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96378, Volume 426, Page 919, and recorded in the Official Records of Matagorda County, Texas, as File No. 063722.

     Lease Interest: 30.30% WI / 23.1795% NRI
     --------------

     10. Oil and Gas Lease dated October 4, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105679, being the North One-Half (N/2) of Tract 178, Matagorda Bay, Matagorda County, Texas, containing approximately 320 acres as shown on the applicable Official Submerged Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Matagorda County, Texas, as File No. 059741.

     Lease Interest: 30.30% WI / 23.1795% NRI
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     11. Oil and Gas Lease dated October 4, 2005, from the State of Texas, by and through the Commissioner of the General Land office of the State of Texas, as Lessor, to Cinco Resources, Inc., as Lessee, covering Oil and Gas Lease Number M-105678, being the South One-Half (S/2) of Tract 176, Matagorda Bay, Calhoun and Matagorda Counties, Texas, containing approximately 320 acres as shown on the applicable Official Submerged

         Area Map on file in the Texas General Land Office, Austin, Texas, and recorded in the Official Records of Calhoun County, Texas, as File No. 96971, Volume 429, Page 918, and recorded in the Official Records of Matagorda County, Texas, as File No. 059740.

     Lease Interest: 30.30% WI / 23.1795% NRI
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